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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) NOVEMBER 12, 2004

                            VIAVID BROADCASTING INC.
             (Exact name of registrant as specified in its chapter)

           NEVADA               _________________________         98-0206168
(State or other jurisdiction           (Commission              (IRS Employer
      of incorporation)               File Number)           Identification No.)

   11483 WELLINGTON CRESCENT, SURREY, BRITISH COLUMBIA CANADA         V3R 9H1
           (Address of principal executive offices)                 (Zip Code)


Registrant's telephone number, including area code - 604-588-8146

    Suite 290 - 145 Chadwick Court, North Vancouver, British Columbia V7M 3K1
          (Former name or former address, if changed since last report)

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ITEM 2.02  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         On November 12, 2004, the Company issued a press release reporting the Company's second quarter results for the fiscal quarter ended September 30, 2004. A copy of the press release is attached to this report as Exhibit 99.1 and is being furnished pursuant to Item 12 of Form 8-K.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            ViaVid Broadcasting, Inc. (Registrant)
                            By:  /s/ Brian Kathler
                                 -----------------
Date:  November 15, 2004    President (Principal Executive Officer and Principal
                            Accounting Officer)

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                                  EXHIBIT INDEX

        EXHIBIT NUMBER                       DESCRIPTION OF DOCUMENT
   -------------------------     -----------------------------------------------
             99.1                Press Release Dated November 12, 2004
                                 (furnished, not filed)